PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential Jennison MLP Fund
A PRPAX	C PRPCX	Z PRPZX
SUMMARY PROSPECTUS • December 18, 2013
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated December 18, 2013, as supplemented and amended from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is total return.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 30 of the Fund's Prospectus and in Rights of Accumulation on page 46 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (paid directly from your investment)
	Class A	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	1%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fees	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fees	1.00%	1.00%	1.00%
+ Distribution and service (12b-1) fees	.30	1.00	None
+ Other expenses (1)	1.60	1.60	1.60
+ Deferred Income Tax Expenses (4)	None	None	None
= Total annual Fund operating expenses	2.90	3.60	2.60
– Fee waiver or expense reimbursement (2)(3)	1.40	1.35	1.35
= Net annual Fund operating expenses (2)(3)	1.50	2.25	1.25
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed		If Shares Are Not Redeemed
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$694	$1,273	$694	$1,273
Class C	$328	$978	$228	$978
Class Z	$127	$680	$127	$680
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MF218A

(1) Other Expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, tax fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated for the Fund’s first fiscal year of operations. Other Expenses do not reflect deferred and current income tax liability, if any, incurred by the Fund.
(2) The manager has contractually agreed through March 31, 2015 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as deferred tax expenses), interest, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to 1.25% of the Fund’s average daily net assets. This waiver may not be terminated prior to March 31, 2015 without the prior approval of the Fund’s Board of Trustees.
(3) The Distributor of the Fund has contractually agreed through March 31, 2015 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares. This waiver may not be terminated prior to March 31, 2015 without the prior approval of the Fund’s Board of Trustees.
(4) The Fund has not yet commenced investment operations. Because it cannot be predicted whether the Fund will incur a benefit or expense, a deferred income tax expense of 0.00% has been assumed. The Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments, distributions it receives on interests of master limited partnerships considered to be a return of capital, and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The Fund’s deferred tax liability will depend upon income, gains, losses, and deductions the Fund is allocated from its master limited partnership investments and on the Fund’s realized and unrealized gains and losses, and may vary greatly from year to year. Therefore, any estimate of deferred tax liability cannot be reliably predicted from year to year. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund's assets and other factors.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks to provide total return through a combination of current income and capital appreciation. The Fund normally invests at least 80% of its investable assets in master limited partnerships (MLPs) and MLP related investments (together, MLP investments). The term “investable assets” in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name. The Fund’s investments may be of any capitalization size. The Fund may invest more than 5% of its assets in any one issuer.
The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; institutional units (“I-Units”) issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial interest ownership interests in MLP common units, “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded products (“ETPs”), that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services.
MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. MLPs are generally publicly traded, and as a result are subject to the Securities and Exchange Commission’s (“SEC”) rules and regulations and make public filings like any publicly traded corporation. The Fund may also invest in privately placed securities of publicly traded MLPs. The Fund is intended to provide access to a product that issues a single Form 1099 to its shareholders, thereby removing the obstacles of federal and state filings (because shareholders will not receive any Schedule K-1 and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings), while providing portfolio transparency, liquidity and daily net asset value.
Many of the MLPs in which the Fund invests operate oil, gas or petroleum facilities, or other facilities within the energy sector. The Fund intends to concentrate its investments in the energy sector.
In deciding which stocks to buy, the investment subadviser relies on proprietary fundamental research, focused on the discovery of quality companies with predictable and sustainable cash flows. In narrowing the investment universe, the investment team compares prospective candidates’ competitive positioning, including strategically located assets; distribution coverage ratios; organic growth opportunities; expected dividend or distribution growth; the quality of the management team; balance sheet strength; and the support of the general partner. Valuation and the investment’s degree of liquidity factor into the portfolio managers’ decision calculus, as well.
The team also monitors wider industry dynamics and interacts continually with the investment subadviser’s Natural Resources investment professionals to gain insights into emerging trends, such as the anticipation of an acceleration or reduction in production of particular oil and gas plays or a shift in regulatory or tax policy, which could affect potential or current positions.
The Fund’s investments may include equity and equity-related securities, including common stocks; nonconvertible preferred stocks; convertible securities—like bonds, corporate notes and preferred stocks—that can convert into the company’s common stock, the cash value of common stock, or some other equity security; American Depositary Receipts

(ADRs); American Depositary Shares (“ADSs”) and other similar receipts; warrants and rights that can be exercised to obtain stocks; equity securities of real estate investment trusts (REITs); investments in various types of business ventures, including partnerships and joint ventures; and similar securities.
The Fund participates in the initial public offering (IPO) market.
The Fund is a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes.
While the Fund makes every effort to achieve our objective, it can't guarantee success.
Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Energy Sector Risk. The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices which may result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy sector is highly regulated. Changes in the regulatory environment for energy companies may adversely impact their profitability. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Master Limited Partnerships Risk. The Fund invests primarily in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.
Market Risk. The securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Risks of Small and Medium Sized Companies. Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies.
Nondiversification Risk. The Fund is nondiversified for purposes of the Investment Company Act of 1940 (the 1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. To the extent the Fund does invest in such companies, the Fund is not likely to receive significant dividend income on its portfolio securities.
Initial Public Offerings Risk. The Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.
Tax Risk. The Fund’s investment policies of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for mutual funds. The Fund's investment policies involve complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its shareholders. Tax risks associated with investments in the Fund include but are not limited to the following:
MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.
Tax Estimation/NAV Risk. In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual tax liability and/or asset balances.
As an investor in MLPs, the Fund includes in its taxable income its allocable share of the MLPs’ income, gains, losses, deductions and credits, regardless of whether they distribute any cash to the Fund. Historically, distributions from MLPs exceed their taxable income. As a limited partner or member of an MLP, the Fund incurs current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. Return of capital distributions from an MLP reduce the Fund’s adjusted tax basis in the MLP, increasing the amount of income or gain (or decreasing the amount of loss) recognized by the Fund for tax purposes upon the sale of the MLP or upon subsequent distributions. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a Schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.
The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the

Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax net operating loss carryforwards are up to 20 years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.
Distribution Risk. Due to the tax characterization of distributions made by MLPs, the Fund expects that a significant portion of its dividends will consist of return of capital for U.S. federal tax purposes. Additionally, to the extent that the Fund's distributions to shareholders approximately equal the distribution rate that the Fund receives from the Fund's MLP investments and the other securities in which the Fund invests, including any income (without any deduction for Fund expenses), a larger portion of the Fund's distribution to shareholders will consist of return of capital for U.S. federal tax purposes. Generally, the Fund's dividend will constitute return of capital, rather than a qualified or other taxable dividend, to the extent that it exceeds the Fund's current and accumulated earnings and profits. Return of capital reduces a shareholder's adjusted cost basis in the Fund's shares, impacting the amount of any capital gains or loss realized by the shareholder upon selling the Fund's shares. Once a shareholder's adjusted cost basis has been reduced to zero (due to return of capital), any further return of capital will be treated as capital gains.
For more information on the risks of investing in this Fund,  please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Fund’s Past Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. A number of factors—including risk—can affect how the Fund will perform in the future.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Ubong “Bobby” Edemeka	Managing Director	December 2013
		Shaun Hong, CFA	Managing Director	December 2013
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of the return of capital distributions that exceed your tax basis in your shares). Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” Although the Fund expects that a significant portion of its distributions will be treated as nontaxable return of capital and gains, combined, no assurance can be given in this regard. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
MF218A